UpHealth Enters into Definitive Agreement for
Sale of Cloudbreak Health Business to GTCR for $180 Million

Proceeds Will be Utilized to Pay Down All Unsecured Debt and Approximately 45% of Secured Debt

UpHealth Will Focus on TTC Healthcare, A Growing, Cash Flow Positive Behavioral Health Business

DELRAY BEACH, Fla., Nov. 16, 2023 (GLOBE NEWSWIRE) – UpHealth, Inc. (“UpHealth,” the “Company”) (NYSE: UPH), today announced that it has entered into a definitive agreement to sell its wholly-owned subsidiary Cloudbreak Health, LLC (“Cloudbreak”), best known for its Martti translation offering, to GTCR for $180 million in cash. GTCR is a leading private equity firm that partners with management leaders to identify, acquire and build market-leading companies through organic growth and strategic acquisitions.

UpHealth will utilize the proceeds from the sale for payment in full or in part of the Company’s 2026 Unsecured and 2025 Secured Notes, as well as other expenses related to the transaction. The sale of Cloudbreak is expected to close during the first half of 2024, following the receipt of customary regulatory and stockholder approvals and closing conditions, and will allow UpHealth, Inc. to pursue a more simplified strategy that focuses on TTC Healthcare, Inc., a growing, cash flow positive, behavioral health business.

“This agreement enables Cloudbreak’s leading telehealth and video remote interpretation solutions to continue to reach customers and patients who rely on them, while providing UpHealth with significant liquidity to substantially reduce its existing debt and drive the business forward with a much healthier capital structure,” said Martin Beck, Chief Executive Officer of UpHealth. “At the same time, this transaction sharpens our focus on TTC Healthcare, a profitable and cash generating behavioral health business, as a growth platform.”

Cloudbreak is recognized through its core solution, Martti, “My Accessible Real-Time Trusted Interpreter” and has constituted the entirety of the Company’s Virtual Care Infrastructure segment since July 1, 2022. The Martti solution provides medical interpreters in over 250 languages, which are delivered through custom Martti devices, such as tablets and smartphones. As part of the transaction, GTCR will acquire complete equity ownership of Cloudbreak, including the aggregate Cloudbreak employee base.

Dr. Avi Katz, Chairman of the Board of UpHealth, commented, “As the Chair of UpHealth since the combination with GigCapital2 in June 2021 and overseeing the executive team over the last three years of restructuring and financing, I commend Andy Panos and the team for leading Cloudbreak’s strategic expansion and growth, more than doubling revenue in this period, providing a superior customer service experience, while improving considerably the bottom line of the business. Additionally, UpHealth is executing on paying down majority of its debt to our noteholders, with the goal of freeing capital to grow our behavioral health business.”

DLA Piper LLP (US) is serving as legal counsel to UpHealth for this transaction.

About UpHealth
UpHealth is a global digital health company that delivers infrastructure and services to dramatically improve how healthcare is delivered and managed. UpHealth creates digitally enabled “care communities” that improve access and achieve better patient outcomes at lower cost, through health solutions. UpHealth’s clients include health plans, healthcare providers and community-based organizations. For more information, please visit https://uphealthinc.com and follow at UpHealth Inc on LinkedIn.

About GTCR
Founded in 1980, GTCR is a leading private equity firm that pioneered The Leaders Strategy™ – finding and partnering with management leaders in core domains to identify, acquire and build market-leading companies through organic growth and strategic acquisitions. GTCR is focused on investing in transformative growth in companies in the Business & Consumer Services, Financial Services & Technology, Healthcare and Technology, Media & Telecommunications sectors. Since its inception, GTCR has invested more than $25 billion in over 270 companies, and the firm currently manages over $35 billion in equity capital. GTCR is based in Chicago with offices in New York and West Palm Beach. For more information, please visit www.gtcr.com. Follow GTCR on LinkedIn.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding obtaining customary regulatory and stockholder approval, the closing, including its timing, of the sale of Cloudbreak, the use of proceeds of the sale, the projected operation and financial performance of UpHealth and its various subsidiaries, including following the sale of Cloudbreak, its product offerings and developments and reception of its product by customers, and UpHealth’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of UpHealth’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of UpHealth considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the closing conditions for the sale of Cloudbreak not being satisfied, the ability of the parties to close the sale on the expected closing date or at all, the ability of UpHealth to service or otherwise pay its debt obligations, including to holders of UpHealth’s convertible notes in the event the closing does not occur, the mix of services utilized by UpHealth’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of UpHealth to expand what it does for existing customers as well as to add new customers, uncertainty with respect to how the ICA or the Indian courts shall decide various matters that are before them or that the Glocal Board will act in compliance with their fiduciary duties to their shareholders, that UpHealth will have sufficient capital to operate as anticipated, and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on UpHealth’s operations, the demand for UpHealth’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. UpHealth undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) and furnish to the Company’s stockholders a proxy statement. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investors.uphealthinc.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting, as filed with the SEC on Schedule 14A on November 15, 2022. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the proposed transaction that the Company will file with the SEC and furnish to the Company’s stockholders.

Contacts:

Investor Relations:
Shannon Devine (MZ North America)
Managing Director
203-741-8811
UPH@mzgroup.us